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                                                                  EXHIBIT 10(j)

                              THE ALLEN GROUP INC.

                 1994 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

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     1. PURPOSE.  The purpose of The Allen Group Inc. 1994 Non-Employee
Directors Stock Option Plan (the "Plan") is to attract, retain and compensate highly qualified individuals who are not current employees of The Allen Group Inc. (the "Company") as members of the Board of Directors and to enable them to increase their ownership of shares of Common Stock, $1.00 par value, of the Company ("Common Stock"). The Plan will be beneficial to the Company and its stockholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Company stock, in addition to underscoring their common interest and identification with stockholders in increasing the value of Company stock.

     2. SHARES SUBJECT TO PLAN. The total number of shares of Common Stock with respect to which options may be granted under the Plan shall not exceed 250,000 (as adjusted pursuant to Section 7 hereof). Shares issued upon exercise of options granted under the Plan may be either authorized and previously unissued shares, issued shares which have been reacquired by the Company, or any combination thereof. In the event that any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be canceled as to any shares of Common Stock, without having been exercised in full, new options may be granted with respect to such shares without again being charged against the maximum share limitations set forth above in this Section 2.

     3. ADMINISTRATION. The Plan shall be administered by the Management Compensation Committee of the Board of Directors, or any successor Committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of such number of directors, not less than two, as shall be determined by the Board, who shall serve at the pleasure of the Board, and each of whom shall at the time of designation and service be a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Act of 1934, or any successor provision at the time in effect ("Rule 16b-3"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors. If for any reason the Committee is unable to perform its functions and duties under the Plan, the Board of Directors may perform any such functions and duties.

     The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under, the Plan, any such rule or regulation, or any agreement evidencing options under the Plan, shall be final, binding and conclusive on all persons interested in the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes hereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its conflicts of law principles.

     4. ELIGIBILITY. All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries at the time of option award ("Non-Employee Directors") are eligible to participate in the Plan.

     5. TYPES OF OPTIONS.

          (a) FORMULA AWARDS. Options to purchase 1,000 shares of Common Stock (as adjusted pursuant to Section 7 hereof) shall be granted automatically to each Non-Employee Director who previously has not been employed by the Company or any of its subsidiaries each year on the first Friday following the Company's Annual Meeting of Stockholders (hereinafter referred to as "Formula Awards"). No Non-Employee Director who previously has been employed by the Company or any of its subsidiaries shall be eligible to receive Formula Awards under the Plan.

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          (b) DISCRETIONARY AWARDS.  The Committee, in its sole discretion, shall determine the Non-Employee Directors who previously have been employed by the Company or any of its subsidiaries to whom options (other than Formula Awards) shall be granted, the time or times when they shall be granted and the number of shares to be covered by each option so granted (hereinafter referred to as "Discretionary Awards"). No Non-Employee Director who is eligible to receive Formula Awards and no director who is a member of the Committee, during the time of his or her service as such, shall be eligible to receive Discretionary Awards under the Plan.

          (c) NON-STATUTORY STOCK OPTIONS. All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each option granted under the Plan shall provide that such option will not be treated as an "incentive stock option," as that term is defined in Section 422(b) of the Code.

     6. TERMS AND CONDITIONS OF OPTIONS. All options approved by the Committee under the Plan shall be evidenced by stock option agreements in writing (hereinafter referenced to as "option agreements"), in such form as the Committee may from time to time approve, executed on behalf of the Company by the Chairman of the Board or President of the Company. Each option agreement shall be subject to the Plan, and, in addition to such other terms and conditions as the Committee may deem desirable, shall provide in substance as follows:

          (a) PURCHASE PRICE. The purchase price per share of Common Stock for which each option is exercisable shall be equal to 100% of the Fair Market Value of a share of Common Stock as of the date such option is granted ("Fair Market Value"). Such Fair Market Value shall be the last sale price of Common Stock on the date next preceding such date as reported on the New York Stock Exchange Composite Tape or, in the event that no sale shall have taken place on the New York Stock Exchange on such next preceding day, the last sale price of Common Stock on the next preceding day on which there was a sale as reported on the New York Stock Exchange Composite Tape, or if the Common Stock is no longer traded on the New York Stock Exchange, the fair market value on such date as determined by the Committee in accordance with applicable law and regulations. The option price shall be subject to adjustment as provided in Section 7 hereof.

          (b) EXERCISABILITY AND TERM OF OPTIONS. Subject to Section 6(c) hereof, each option granted under the Plan shall be exercisable 50 percent after two years from date of grant, 75 percent after three years from date of grant and 100 percent after four years from date of grant. Each option granted under the Plan shall expire 10 years from the date of grant and shall be subject to earlier termination as hereinafter provided. If a Non-Employee Director subsequently becomes an employee of the Company while remaining a member of the Board of Directors, any options held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

          (c) CESSATION OF SERVICE. Except as hereinafter set forth, no option shall be exercisable after the date of cessation of an optionee's service as a director of the Company. Upon the death of an optionee at any time or upon cessation of service six months or more after the date of grant, all of the then outstanding Formula Award options of such optionee shall become immediately exercisable. If an optionee's service ceases for any reason, such exercisable Formula Award options may be exercised by the optionee within three months after such cessation of service. If an optionee shall die within such three-month period, or if cessation of his or her service shall have been due to such optionee's death, such Formula Award options may be exercised at any time within one year after such death by the optionee's executor or administrator or by his or her distributee to whom such Formula Award options may have been transferred by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, if upon an optionee's cessation of service the optionee is or becomes an employee or a senior management consultant to the Company and/or its subsidiaries, such Formula Award options may be exercised by the optionee during the period ending on the earliest of (i) the ninetieth
     (90th) day following the date that the optionee permanently ceases to render employment or consulting services to the Company and/or its subsidiaries, for any reason other than cessation by reason of death, or
     (ii) the date that is one year after the date described in clause (i) if the optionee ceases to render employment or consulting services on account of his or her death (in which case such option may be exercised by the

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     optionee's executor or administrator or by his or her distributee to whom the option may have been transferred by will or by the laws of descent and distribution). The effects of cessation of an optionee's service as a director on the exercisability of a Discretionary Award option shall be determined by the Committee, in its sole discretion, and shall be set forth in the option agreement evidencing such Discretionary Award option; PROVIDED, HOWEVER, that the cessation of service terms with respect to any Discretionary Award option shall be no more favorable than those set forth herein with respect to Formula Award options. The foregoing provisions shall not extend the period during which an option may be exercised beyond the date it expires by its terms.

          (d) MANNER OF EXERCISE. Each option agreement shall provide that any option therein granted shall be exercisable only by giving in each case written notice of exercise, accompanied by full payment of the purchase price either (i) in cash (including check, bank draft or money order, or wire or other transfer of funds, or advice of credit to the Company), or
     (ii) in shares of Common Stock with a fair market value equal to the purchase price or a combination of cash and shares of Common Stock which in the aggregate are equal in value to such purchase price. At the discretion of the Committee, the option agreement may provide that shares of Common Stock may be issued in the name of the optionee and another person jointly with the right of survivorship.

          (e) NONTRANSFERABILITY. Each option agreement shall provide that any option therein granted is not transferable by the optionee other than by will or by the laws of descent and distribution and that, during the lifetime of the optionee, such option may be exercised only by the optionee or such optionee's legal representative.

          (f) WITHHOLDING OF TAXES. It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the exercise of an option that the optionee pay to the Company, upon its demand, such amount, if any, as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of such option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the option.

     7. ADJUSTMENT UPON CHANGES IN STOCK. The Board of Directors shall make or provide for such adjustments in the option price and in the number or kind of shares or other securities covered by outstanding options as the Board of Directors in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidation, or
(c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board of Directors also shall make or provide for such adjustments in the number or kind of shares of the Company's Common Stock or other securities which may be acquired pursuant to options granted under this Plan and the number of such securities to be awarded to each optionee as the Board of Directors in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in the preceding sentence. The determination of the Board of Directors as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     8. FRACTIONAL SHARES. No fractional shares shall be issued pursuant to options granted hereunder, and any fractional share resulting from an adjustment pursuant to Section 7 hereof shall be eliminated.

     9. GOVERNMENT REGULATIONS. The Plan, the grant and exercise of options hereunder, and the Company's obligation to sell and deliver shares of stock pursuant to any such exercise, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as shall be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to (a) the admission of such shares to listing on any stock exchange on which the stock shall then be listed and (b) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

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     10. TERM OF THE PLAN.  The Plan shall become effective immediately following approval by the stockholders of the Company at its 1994 Annual Meeting of Stockholders. The period during which option grants shall be made under the Plan shall terminate on the first Saturday following the 2003 Annual Meeting of Stockholders. Termination of the Plan, however, shall not affect outstanding options which have been granted prior to such termination, and all unexpired options shall continue in full force and operation after termination of the Plan, except as they shall lapse or terminate by their own terms and conditions, and the terms of the Plan shall continue to apply to such options.

     11. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board of Directors at any time and from time to time may amend, suspend or terminate the Plan; PROVIDED, HOWEVER, that (a) no amendment which requires stockholder approval in order for the exemptions available under Rule 16b-3 to continue to be applicable shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon, and (b) amendments revising the amount, price or timing of Formula Awards shall not be made more frequently than once every six months unless necessary to comply with the Code, the Employee Retirement Income Security Act, or the rules thereunder. Without the written consent of the optionee, no amendment, suspension or termination of the Plan shall adversely affect any option previously granted under the Plan, but it shall be conclusively presumed that any adjustment or change as provided in Section 7 does not adversely affect any such right.

     12. COMPLIANCE WITH RULE 16b-3. The Plan is intended to comply with Rule 16b-3 as in effect prior to May 1, 1991. Notwithstanding the previous sentence, the Committee may elect at any time to have Rule 16b-3 as in effect after May 1, 1991 apply to the Plan.

     13. NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that a director has a right to continue as a director for any period of time, or at any particular rate of compensation.

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